UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2006


                          CHARYS HOLDING COMPANY, INC.
           (Exact name of the Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                  0-18292                                  54-2152284
          (Commission File Number)             (IRS Employer Identification No.)


     1117 PERIMETER CENTER WEST, SUITE N415                  30338
                 ATLANTA, GEORGIA                         (Zip Code)
          (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 8, 2006, a Stock and Limited Partnership Interest Purchase Agreement (the "Purchase Agreement") to be effective on September 1, 2006, was executed between Charys Holding Company, Inc. (the "Registrant"), COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"), COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration"), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Pete Bell (collectively, the "Cotton Holdings Sellers"), Chad Weigman and Blake Stansell (collectively, the "Cotton Commercial Sellers") and Johnny Slaughter and Russell White (collectively, the "Cotton Restoration Sellers" and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the "Sellers").

The Cotton Holdings Sellers own all of the issued and outstanding shares of capital stock of Cotton Holdings and the Cotton Commercial Sellers and Cotton Holdings collectively own all of the limited partnership interests in Cotton Commercial, and Cotton USA GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Commercial and the Cotton Restoration Sellers and CCI-LP, LLC, a wholly-owned subsidiary of Cotton Holdings, collectively own all of the limited partnership interests in Cotton Restoration, and CCI-GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Restoration.

Cotton Holdings, Cotton Commercial, Cotton Restoration, and the other direct and indirect subsidiaries of Cotton Holdings set forth on Exhibit A attached to the Purchase Agreement (collectively, the "Cotton Group Companies" and each, individually, a "Cotton Group Company") are in the business of providing catastrophe management, reconstruction, restoration, and environmental remediation services throughout the United States of America (the "Cotton Group Business").

The Registrant desires to purchase all of the issued and outstanding shares of Cotton Holdings (the "Cotton Holdings Shares") from the Cotton Holdings Sellers, all of the limited partnership interests of Cotton Commercial held by the Cotton Commercial Sellers (the "Cotton Commercial LP Interests") and all of the limited partnership interests of Cotton Restoration held by the Cotton Restoration Sellers (the "Cotton Restoration LP Interests" and, together with the Cotton Holdings Shares and the Cotton Commercial LP Interests, the "Cotton Equity Interests"), the Sellers desire to sell the Cotton Equity Interests to the Registrant.

Purchase and Sale of Cotton Equity Interests. Upon the terms and subject to the conditions of the Purchase Agreement, at the closing of the transactions contemplated in the Purchase Agreement (the "Closing"), (a) the Cotton Holdings Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Holdings Sellers, all (but not less than all) of the Cotton Holdings Shares, (b) the Cotton Commercial Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Commercial Sellers, all (but not less than all) of the Cotton Commercial LP Interests, and (c) the Cotton Restoration Sellers shall sell, assign, transfer and convey unto the Registrant, and the Registrant shall purchase and acquire from the Cotton Restoration Sellers, all (but not less than all) of the Cotton Restoration LP Interests, in each case free and clear of any and all claims, liens, charges and encumbrances. The Closing shall occur at 10:00 a.m. on September 22, 2006, or such other date as the parties mutually agree (the "Closing Date").

Determination of Purchase Price. In consideration of the sale of all of the Cotton Equity Interests to the Registrant, the Registrant shall pay to the Sellers aggregate consideration of up to $75,000,000 (the "Base Purchase Price") by delivery of (i) cash (the "Cash Consideration") and (ii) shares ("Stock Consideration") of the Registrant's Common Stock (the " Registrant Stock"), as more fully set forth in the Purchase Agreement and subject to adjustment as provided in the Purchase Agreement, allocable among the Sellers as set forth on Exhibit B attached to the Purchase Agreement.

Payment of Cash Consideration. (a) On August 21, 2006, the Registrant paid to certain Sellers Cash Consideration in an amount equal to $1,000,000 (the "Non-Refundable Cash Consideration"), as more fully set forth on Exhibit B attached to the Purchase Agreement. the Registrant acknowledges and agrees that if the Purchase Agreement terminates for any reason, (i) the Sellers shall be entitled to retain any and all portions of the Non-Refundable Cash Consideration paid by the Registrant to the Sellers, and (ii) the Registrant waives all claims and causes of action with respect to the Non-Refundable Cash Consideration.

(b) At Closing, the Registrant shall deliver to the Sellers Cash Consideration in an amount equal to $20,000,000 (the "Closing Date Cash Consideration"), less the amount of any indebtedness for borrowed money of the Cotton Group Companies outstanding on the Closing Date and not included in the calculation of consolidated Net Working Capital.

(c) At Closing, the Registrant shall deliver to the Seller additional Cash Consideration in an amount equal to $5,000,000, in the form of a promissory note to be executed by a newly formed subsidiary of the Registrant and guaranteed by the Registrant attached to the Purchase Agreement as Exhibit C (the "Seller Note"), which Seller Note shall be due and payable, in cash, on the one year anniversary of the Closing Date, bearing interest from the Closing Date at a rate of 9% per annum. The principal amount of the Seller Note shall be subject to adjustment pursuant to Section 2.08 in the Purchase Agreement. Further, the Registrant may set-off against any amounts due under the Seller Note the amount of any of the Registrant Losses for which the Sellers must indemnify the Registrant Indemnified Parties in accordance with Article X in the Purchase Agreement, including satisfaction of the procedures and conditions set forth in Sections 10.03 and 10.06 in the Purchase Agreement.

(d) At Closing, the Registrant shall deliver to the Cotton Holdings Sellers additional Cash Consideration in an amount equal to be agreed upon by the parties, which consideration shall not exceed $5,000,000, in the form of a promissory note to be executed by a newly formed subsidiary of the Registrant and guaranteed by the Registrant attached to the Purchase Agreement as Exhibit D (the "Tax Reimbursement Note"), which Tax Reimbursement Note shall be due and payable, in cash, on April 1, 2007, bearing zero interest. The principal amount of the Tax Reimbursement Note shall be subject to reduction (a) to the extent that the actual Transaction Tax Amount (as defined in the Purchase Agreement), calculated based on the Determination Date Financial Statements, is less than the amount set forth in the preceding sentence, and (b) for the full amount of built-in gains Tax (as defined in Code Section 1374) required to be paid by Cotton Holdings to any Taxing Authority (the "Section 1374 Tax") in connection with the Section 338(h)(10) Election (as defined in Section 6.14(c) in the Purchase Agreement) as reflected on the Final Statement of Section 1374 Tax. For purposes of Section 2.02(d) in the Purchase Agreement, "Transaction Tax Amount" shall mean the excess of (i) the amount of Tax required to be paid by the Cotton Holdings Sellers as a result of the acquisition of the Cotton Holdings Shares pursuant to the Purchase Agreement (excluding any Section 1374 Tax), over (ii) the amount of Tax that would have been required to be paid by the Cotton Holdings Sellers had the acquisition of the Cotton Holdings Shares been structured as a tax free reorganization under Code Section 368 (assuming no more than 40% of the total consideration would have been paid in the form of the Registrant Stock).

(e) At Closing, the Registrant shall deliver to the Escrow Agent (defined in the Purchase Agreement) a cash amount equal to $17,200,000, to be held by the Escrow Agent pursuant to the terms of Section 2.02(d), Section 2.04 and the Escrow Agreement to be entered into by and among the parties to the Purchase Agreement in the form attached to the Purchase Agreement as Exhibit E (the "Escrow Agreement"). On the Final Determination Date (as defined in Section 2.04 of the Purchase Agreement), the Registrant shall deliver to the Sellers Cash Consideration in an amount equal to (i) $17,200,000, less (ii) the amount, if any, by which the consolidated Net Working Capital set forth on the final Statement of Net Worth is less than $3,900,000 (such amount being the "Final Determination Date Cash Consideration" and, collectively with the Non-Refundable Cash Consideration and the Initial Closing Cash Consideration, the "Aggregate Cash Consideration").

Payment of Stock Consideration. On the Closing Date, the Registrant shall issue to the Sellers Stock Consideration of 1,786,666 shares of the Registrant Stock.

Aggregate Cash Consideration Adjustment Mechanism. (a) As soon as practicable, but in no event more than sixty (60) days after the Closing Date, the Sellers shall cause the Cotton Group Companies to prepare and deliver to the Registrant
(i) a statement (the "Statement of Section 1374 Tax") setting forth the amount of the Section 1374 Tax required to be paid by Cotton Holdings, and (ii) a statement (the "Statement of Net Worth") setting forth the net worth of the Cotton Group Companies as determined from the audited consolidated balance sheet of the Cotton Group Companies as of the close of business on July 31, 2006 (the "Determination Date Financial Statements"), prepared from the audited consolidated balance sheet of the Companies as of the close of business on July 31, 2006 and in accordance with Schedule 2.04 of the Purchase Agreement.

(b) The Registrant and its accountants and other representatives shall have the right to review and verify the Determination Date Financial Statements, the Statement of Section 1374 Tax and the Statement of Net Worth, and the Sellers shall provide the Registrant (i) with reasonable access to all books, records, work papers, written procedures, and reports used to prepare the Determination Date Financial Statements, the Statement of Section 1374 Tax and the Statement of Net Worth, and (ii) personnel necessary to enable the Registrant and its accountants and other representatives to fully evaluate the Determination Date Financial Statements, the Statement of Section 1374 Tax and the Statement of Net Worth.

(c) The Registrant shall have fifteen (15) days following the date of the Registrant's receipt of the Determination Date Financial Statements and the Statement of Section 1374 Tax during which to notify the Sellers of any dispute of any item contained tin the Purchase Agreement, which notice shall set forth in detail the basis for such dispute. the Registrant and the Sellers shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Statement of Section 1374 Tax and the Statement of Net Worth shall be revised in accordance with the agreement of the Registrant and the Sellers. In the event the Registrant does not notify the Sellers of any such dispute within such fifteen (15)-day period or notifies the Sellers within such period that it does not dispute any item contained tin the Purchase Agreement, the Statement of Section 1374 Tax shall become the Final Statement of Section 1374 Tax and the Statement of Net Worth shall become the Final Statement of Net Worth. In the event the Registrant and the Sellers are unable to resolve any dispute regarding the Statement of Section 1374 Tax and/or the Statement of Net Worth within fifteen (15) days following the Sellers' receipt of notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on the dispute shall be resolved by, the Houston, Texas office of a nationally recognized accounting firm that shall be mutually acceptable to the Sellers and the Registrant, which shall include, without limitation, any "Big Four" accounting firm (the "Accounting Referee"). In resolving any such dispute, the Accounting Referee shall consider only those items or amounts in the Determination Date Financial Statements, the Statement of Section 1374 Tax or Statement of Net Worth as to which the Registrant has disagreed. The Accounting Referee's determination of the Statement of Section 1374 Tax and/or the Statement of Net Worth shall be final and binding on the Parties, and shall become the Final Statement of Section 1374 Tax, and the Final Statement of Net Worth, as applicable. The Accounting Referee shall use commercially reasonable efforts to complete its work within thirty (30) days following its engagement. The expenses of the Accounting Referee shall be borne 100% by the non-prevailing party as determined by the Accounting Referee. The Statement of Net Worth, as adjusted pursuant to Section 2.04, shall become the "Final Statement of Net Worth" and the date on which the Registrant delivers to Seller the Final Statement of Net Worth shall be the "Final Determination Date." The Statement of
Section 1374 Tax, as adjusted pursuant to Section 2.04 of the Purchase Agreement, shall become the "Final Statement of Section 1374 Tax."

Make-Whole Adjustment.  (a)     The following terms have the meanings set forth
in the Purchase Agreement:

(i) "Make-Whole Date" means the first anniversary of the Closing Date, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

(ii) "Make Whole Deficit" means the value, if positive, of (A) the Target Stock Consideration Value, minus (B) the product of (1) 1,786,666 multiplied by
(2) the Market Price of the Registrant Stock during the 15 consecutive trading days prior to the Make-Whole Date.

(iii) "Market Price" means, with respect to any period, the weighted average sale price of the Registrant Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of the Registrant Stock are then listed or admitted to trading, or (ii) if the Registrant Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over the counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or (iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

(iv) "NASDAQ/NMS" means that National Association of Securities Dealers' Automated Quotation National Market System.

(v)     "Target Stock Consideration Value" means $26,800,000.

(b) In the event that the Market Price of the Registrant Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than $15.00 per share (the "Target Per Share Stock Price"), the Registrant shall, at the Registrant's option, either (x) issue to the Sellers that number of additional shares of the Registrant Stock (the "Make-Whole Shares") equal to
(1) the Make Whole Deficit, divided by the Market Price of the Registrant Stock on the Make-Whole Date, or (y) pay to the Sellers an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit. Such issuance shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

(c) Notwithstanding anything to the contrary set forth in the Purchase Agreement, the Registrant's obligation to make any adjustment in accordance with
Section 2.05 of the Purchase Agreement, or to issue any Make-Whole Shares, shall terminate in the event that, at any time prior to the Make-Whole Date, the average Market Price Per Share of the Stock Consideration during any 90 consecutive trading days following the date the Sellers are entitled to freely trade the Stock Consideration without restrictions pursuant to the Registration Rights Agreement exceeds $15.00. Further, on the Make Whole Date, the Registrant may reduce the Target Stock Consideration Value by the amount of any the Registrant Losses for which the Sellers must indemnify the Registrant Indemnified Parties in accordance with Article X in the Purchase Agreement, including satisfaction of the procedures and conditions set forth in Sections
10.03 and 10.06 in the Purchase Agreement.

Incentive Compensation. (a) The Sellers shall, for each Performance Year (as defined on Schedule 2.06(a)(1) of the Purchase Agreement), be entitled to earn incentive compensation, payable annually within 30 days following the filing of the Registrant's 10-K for each of the fiscal years ending April 30, 2007, 2008 and 2009, based upon the financial performance of the Cotton Group Companies according to the formula set forth on Schedule 2.06(a)(1) of the Purchase Agreement. Upon determining the portion of the Bonus Pool Amount (as defined on Schedule 2.06(a)(1) of the Purchase Agreement) payable for each Employment Year, the Sellers shall notify the Registrant of the portion of such amount to be paid to each employee identified on Schedule 2.06(a)(2) of the Purchase Agreement (the "Incentive Employees") (to the extent that each such employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with the Registrant or the Cotton Group Companies) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with the Corporation.

(b) The Sellers shall be entitled to earn additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of Schedule 2.06(b) of the Purchase Agreement.

The Registrant Stock Issued to the Seller. (a) No fractional shares of the Registrant Stock shall be issued to the Sellers hereunder, and the number of shares of the Registrant Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 2.06 of the Purchase Agreement or elsewhere in the Purchase Agreement, the Registrant shall eliminate such fractional share interest by paying the Sellers the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

(b) The Sellers shall be granted registration rights, with respect to all shares of the Registrant Stock issued to the Sellers hereunder, as more specifically set forth in that certain Registration Rights Agreement (the "Registration Rights Agreement") in the form attached to the Purchase Agreement as Exhibit F.

(c) Shares of the Registrant Stock, when issued and delivered to the Sellers in accordance with the terms in the Purchase Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

(d) The stock certificates evidencing the shares of the Registrant Stock issued to Sellers hereunder will bear a restrictive legend.

Aged Accounts Receivable Adjustment. Not later than fifteen (15) days prior to the one year anniversary of the Closing Date (the "Aged Receivables Adjustment Date"), the Registrant shall deliver to the Seller a schedule (the "Aged Receivables Schedule") identifying all accounts receivable included on the Interim Financial Statements that have not been collected as of the Aged Receivables Adjustment Date (such accounts receivable being "Aged Receivables"). On the Aged Receivables Adjustment Date, the Registrant shall transfer each such Aged Receivable to the Seller, and the principal amount of the Seller Note shall be reduced by the aggregate value of the transferred Aged Receivables. Upon the Registrant's transfer of the Aged Receivables to Seller, Seller shall be entitled to the proceeds of the collection of any Aged Receivables following the Aged Receivables Adjustment Date.

A copy of the Stock and Limited Partnership Interest Purchase Agreement is attached to this Current Report as an exhibit.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                          IDENTIFICATION OF EXHIBIT
-----------                          -------------------------
   10.1      Stock and Limited Partnership Interest Purchase Agreement made and entered into as of September 1, 2006, by and among Charys Holding Company, Inc.,
             COTTON HOLDINGS 1, INC., a Delaware corporation (the "Cotton Holdings"),
             COTTON COMMERCIAL USA, LP, a Texas limited partnership ("Cotton
             Commercial"), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership ("Cotton Restoration"), Bryan Michalsky, James Scaife, Randall
             Thompson, Daryn Ebrecht and Pete Bell (collectively, the "Cotton Holdings
             Sellers"), Chad Weigman and Blake Stansell (collectively, the "Cotton
             Commercial Sellers") and Johnny Slaughter and Russell White (collectively, the "Cotton Restoration Sellers" and, together with the Cotton Holdings
             Sellers and Cotton Commercial Sellers, the "Sellers").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 13, 2006.                  CHARYS HOLDING COMPANY, INC.


                                            By /s/  Billy V. Ray, Jr.
                                            ------------------------------------
                                            Billy V. Ray, Jr.,
                                            Chief Executive Officer